UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 5, 2010

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 8, 2010, Atmel Corporation (“Atmel” or the “Company”) issued a press release discussing its financial results for the fourth quarter and full year ended December 31, 2009. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
In September 1999, in connection with Atmel’s adoption of a Preferred Shares Rights Agreement (the “Rights Agreement”), Atmel filed a Certificate of Designations of Rights, Preferences and Privileges of Series A Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, which pursuant to Delaware law, became part of the Company’s Certificate of Incorporation.
In connection with the expiration of the Rights Agreement in October 2009, Atmel filed with the Secretary of State of the State of Delaware a Certificate of Elimination of Series A Preferred Stock on February 5, 2010, removing the Certificate of Designations from the Company’s Certificate of Incorporation, and also filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, solely to restate and integrate and not to further amend the provisions of the Company’s Certificate of Incorporation.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Preferred Stock, filed with the Secretary of State of the State of Delaware on February 5, 2010

3.2	Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 5, 2010

99.1	Press release, dated as of February 8, 2010, entitled “Atmel Reports Fourth Quarter and Full Year 2009 Financial Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation
Date: February 8, 2010	By:	/s/ Stephen Cumming
Stephen Cumming
Vice President Finance and Chief Financial Officer

Date: February 8, 2010	By:	/s/ David McCaman
David McCaman
Vice President Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Preferred Stock, filed with the Secretary of State of the State of Delaware on February 5, 2010

3.2	Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on February 5, 2010

99.1	Press release, dated as of February 8, 2010, entitled “Atmel Reports Fourth Quarter and Full Year 2009 Financial Results.”

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